ALPINE EQUITY TRUST

ALPINE INCOME TRUST

ALPINE SERIES TRUST

SUPPLEMENT DATED FEBRUARY 28, 2018

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION, EACH DATED FEBRUARY 28, 2018

The following language is added to the Summary Prospectus, Prospectus and Statement of Additional Information of each Fund listed in Schedule A (each, a “Fund” and collectively, the “Funds”):

On December 21, 2017, Alpine Woods Capital Investors, LLC (“Alpine”) entered into an asset purchase agreement with Aberdeen Asset Managers Limited (“Aberdeen”) (the “AAML/Alpine Agreement”), under which AAML would acquire certain assets related to Alpine’s investment management business. The transaction related to the AAML/Alpine Agreement is targeted to close in the second quarter of 2018, but is subject to certain approvals and other conditions to closing, including the approval of reorganizations of the Alpine-advised mutual funds and the approval of a change in the advisory arrangements of the Alpine-advised closed-end funds. Aberdeen is a corporation organized under the laws of the United Kingdom and an indirect subsidiary of Standard Life Aberdeen plc, a Scottish limited company listed on the London stock exchange. Standard Life Aberdeen plc and its affiliates offer a comprehensive range of investment capabilities, and overall manage worldwide assets worth $764 billion (as of September 30, 2017) on behalf of clients in 80 countries.

A Joint Special Meeting of Shareholders (the "Meeting") relating to the Funds and other Alpine mutual funds is scheduled for April 26, 2018. At the Meeting, shareholders of each Fund as of the close of business on February 21, 2018 will be asked to approve a proposed Agreement and Plan of Reorganization (collectively, "Plans of Reorganization"), which contemplates the reorganization of the Fund into a corresponding newly-created Aberdeen-advised mutual fund (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), each of which will be a series of Aberdeen Funds, a Delaware statutory trust. The Board of Trustees unanimously approved the Plans of Reorganization, subject to Fund shareholder approval.

If a Reorganization is approved by a Fund’s shareholders, and certain other conditions are fulfilled, the Fund will transfer all of its assets and liabilities to the corresponding Acquiring Fund in exchange for Class A or Institutional Class shares of the corresponding Acquiring Fund, which shares will be distributed to the shareholders of the corresponding class of the Fund in complete liquidation and dissolution of the Fund. Shareholders of the Institutional Class of a Fund would receive Institutional Class shares of the corresponding Acquiring Fund and Class A shareholders of the Fund would receive Class A shares of the corresponding Acquiring Fund. The reorganization of each Fund is contingent on all of the conditions of the AAML/Alpine Agreement being satisfied, including a condition requiring the approval by shareholders of the reorganizations of the other Alpine mutual funds. Therefore, if any of the reorganizations are not approved by shareholders, and the conditions of the AAML/Alpine Agreement are not waived by mutual agreement of the parties, the reorganizations will not occur and Alpine will continue to serve as investment adviser to the Funds.

This document is not an offer to sell shares of an Acquiring Fund, nor is it a solicitation of an offer to buy any such shares or of any proxy. Proxy materials describing the reorganization will be mailed at a later date. Please read the proxy materials carefully when they are available, because they will contain important information about the reorganizations and the Acquiring Funds.

Schedule A

Alpine Equity Trust	Alpine Realty Income & Growth Fund Alpine Global Infrastructure Fund Alpine International Real Estate Equity Fund
Alpine Income Trust	Alpine Ultra Short Municipal Income Fund Alpine High Yield Managed Duration Municipal Fund
Alpine Series Trust	Alpine Dynamic Dividend Fund Alpine Rising Dividend Fund

Please retain this Supplement for future reference.